PC&J PERFORMANCE FUND

Financial Statements and Financial Highlights
for the Year Ended December 31, 1999 and
Independent Auditor’s Report

PC&J PERFORMANCE FUND

ANNUAL REVIEW

Unaudited

Introduction

The PC&J Performance Fund is a registered investment company under the Investment Company Act of 1940. The enclosed 1999 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations.

Year 2000 Compliance

Year 2000 compliance was an important issue for the financial services industry. A lot of work went into addressing the problem that some computer systems would not be able to accurately handle the year 2000 as a date. While we did not experience any difficulties to-date, it may take a 12-month work cycle to be sure all functions are working properly.

Management Review and Analysis

Once again fact proves to be stranger than fiction. Nary a soul imagined the stock market would post a fifth straight year of 20% plus returns in the face of long-term interest rates rising 150 basis points. The Federal Reserve did its best to throw cold water on the market with three rate increases, but they just couldn’t keep a good market down. While the year-end numbers look routine when compared to the last four, 1999 was anything but routine.

                 Average Annual Total Returns

                          1 Year    5 Years    10 Years
Performance Fund           17.0%      25.2%      16.7%
Lipper Gen'l Equity        27.1%      23.2%      15.8%
S&P 500 Index              21.0%      28.5%      18.2%

It was a year full of challenges, excesses and opportunities. While the market reached new highs, it was led by a narrow list of sectors – companies in the technology, telecommunications, and Internet industries. These sectors along with select financials offered the greatest opportunities for the year. The PC&J Performance Fund, with its 17% return, had some representation in these areas, but not enough. This was costly in a year when the Nasdaq rose 85%.

Most of the excesses, of course, were also found in the Internet sector where companies with little or no income were valued at more than 20 times revenues. Last year was a year in which investors were rewarded for taking risks. Portfolio manager Jim Johnson was uncomfortable with the valuation levels and the business strategies of many of these stocks and that hurt the Fund’s relative performance.

Much of the challenges for the year occurred in the “other” sectors of the market. Even though the indices posted double digit returns, 60% of the stocks on the NYSE were actually down for the year. While the S&P 500 Index posted a 21% return, without the tech stocks it would have posted only a 3.1% return.

Last year was not a year for value-oriented investments. Some of our stocks, selected for their lower P/E valuations and hence lower expected risk turned out to be higher-risk, underperforming investments. In hindsight, these were all companies competing in industries undergoing an increasing amount of change. Under these circumstances, the risk of a misstep was higher than we estimated.

Although for 1999 the Fund missed our target, our methodology for selecting investments, focusing on free cash flow, has led to consistent performance. The Fund’s five-year return of 25.2% compares very well against the average fund as measured by Lipper.

              Growth of $10,000 Investment

                   Performance           S& P 500             Lipper
                      Growth              Growth             Growth
       89             10,000              10,000             10,000
       90              9,410               9,680              9,370
       91             12,280              12,632             12,706
       92             13,262              13,605             13,837
       93             15,159              14,979             15,566
       94             15,280              15,174             15,301
       95             18,755              20,864             20,060
       96             22,470              25,659             23,966
       97             30,465              34,229             29,814
       98             40,144              44,018             34,137
       99             46,981              53,262             43,388

Total Returns and the growth of a $10,000 investment are based on past performance and are not an indication of future performance. The value of your shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

PC&J PERFORMANCE FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

                                      PERCENT OF     NUMBER OF          MARKET
SECURITY (Note A)                     NET ASSETS      SHARES            VALUE

COMMON STOCKS
Capital goods & transportation:          11.4%
    Emerson Electric Co.                               19,600        $ 1,124,550
    General Electric Co.                               18,600          2,878,350
    Tyco International Ltd.                            46,000          1,794,000
    United Technologies Corp.                          21,600          1,404,000
                                                                     -----------
                                                                       7,200,900
                                                                     -----------
Consumer cyclical -                       1.4
    Walt Disney Co.                                    29,000            848,250
                                                                     -----------
Consumer staple:                         13.1
    American Home Products                             35,000          1,373,750
    Campbell Soup Co.                                  24,200            936,238
    Clorox Company                                     29,000          1,460,875
    Gillette Company                                   18,600            766,087
    Eli Lilly & Co.                                    17,500          1,163,750
    Merck & Co.                                        20,000          1,343,750
    Procter & Gamble Co.                               11,000          1,205,187
                                                                     -----------
                                                                       8,249,637
                                                                     -----------
Energy:                                   4.8
    Chevron Corp.                                      10,200            883,575
    Cooper Cameron Corp. (1)                           18,000            880,875
    Exxon Mobil Corp.                                  12,673          1,020,969
    Newpark Resources Inc. (1)                         38,600            236,425
                                                                     -----------
                                                                       3,021,844
                                                                     -----------
Financial services:                      23.3
    American Express Co.                               13,200          2,194,500
    American International Group                       26,023          2,813,737
    Citigroup Inc.                                     36,750          2,046,516
    Fannie Mae                                         18,000          1,123,875
    Franklin Resources Inc.                            24,000            769,500
    Nasdaq 100 Trust Series I (1)                       5,000            913,750
    Northern Trust Corp.                               35,800          1,897,400
    Schwab (Charles) Corp.                             42,050          1,608,412
    Wells Fargo & Co.                                  33,000          1,334,438
                                                                     -----------
                                                                     $14,702,128
                                                                     -----------
(1) Non-income producing security.
See notes to financial statements.

PC&J PERFORMANCE FUND

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 1999

                                      PERCENT OF     NUMBER OF          MARKET
SECURITY (Note A)                     NET ASSETS      SHARES            VALUE

Industrial commodities:                   5.5%
    Alcoa Inc.                                           26,400      $ 2,191,200
    Sealed Air Corp. (1)                                 25,000        1,295,313
                                                                     -----------
                                                                       3,486,513
                                                                     -----------
Technology:                              23.4
    Cisco Systems Co., Inc. (1)                          41,250        4,418,906
    E M C Corp.  Mass (1)                                26,400        2,884,200
    Intel Corp.                                          15,000        1,234,688
    International Business Machines Inc.                 15,400        1,661,275
    LSI Logic Corp. (1)                                  20,000        1,350,000
    Microsoft Corp. (1)                                  19,000        2,218,250
    Policy Management Systems (1)                        37,300          953,481
                                                                     -----------
                                                                      14,720,800
                                                                     -----------
Telecommunications:                      13.0
    America Online Inc. (1)                              37,200        2,822,550
    Lucent Technologies Inc.                             34,768        2,607,600
    MCI Worldcom Inc. (1)                                25,800        1,369,012
    Qwest Communications International                   10,000          430,000
    SBC Communications Inc.                              20,000          975,000
                                                                     -----------
                                                                       8,204,162
                                       --------                      -----------
TOTAL COMMON STOCKS                      95.9
    (Cost $27,284,279)                                                60,434,234
                                       --------                      -----------
SHORT-TERM OBLIGATIONS                    4.2
    Star Treasury Fund                                                   115,604
    Star Federal Prime Obligations                                     2,500,000
                                                                     -----------
TOTAL SHORT-TERM OBLIGATIONS
    (Cost $2,615,604)                                                  2,615,604
                                       --------                      -----------
TOTAL INVESTMENTS
    (Cost $29,899,883) (2)              100.1%                       $63,049,838
                                       ========                      ===========
(1) Non-income producing security.
(2) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation (See Note D)
See notes to financial statements.

PC&J PERFORMANCE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS:

Investments in securities, at market value                         $ 63,049,838
     (Cost basis - $29,899,883)(Notes A & D)
Receivables - Dividends and interest                                     30,915
                                                                   -------------
Total assets                                                         63,080,753
LIABILITIES - Accrued expenses (Note B)                                 (78,237)
                                                                   -------------
NET ASSETS                                                         $ 63,002,516
                                                                   =============

SHARES OUTSTANDING  (Unlimited authorization - no par value):
        Beginning of year                                             1,426,503
        Net increase (Note C)                                           172,334
                                                                   -------------
        End of year                                                   1,598,837
                                                                   =============

NET ASSET VALUE, offering price and redemption price per share     $      39.41
                                                                   =============

NET ASSETS CONSIST OF:
        Paid in capital                                            $2 9,825,843
        Net unrealized appreciation                                  33,149,955
        Accumulated net realized gain on investments                     26,718
                                                                   -------------
        Net Assets                                                 $ 63,002,516
                                                                   =============
See notes to financial statements.

PC&J PERFORMANCE FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME (Note A):
        Dividends                                                   $   391,389
        Interest                                                        156,897
                                                                    ------------
Total investment income                                                 548,286
                                                                    ------------
EXPENSES (Note B):
        Investment advisory fee                                         560,016
        Management fee                                                  280,009
                                                                    ------------
Total expenses                                                          840,025
                                                                    ------------
NET INVESTMENT LOSS                                                    (291,739)
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note D):
        Net realized gain on investments                              1,046,382
        Change in unrealized appreciation of investments              7,898,921
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       8,945,303
                                                                    ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 8,653,564
                                                                    ============
See notes to financial statements.

PC&J PERFORMANCE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                         For The Years Ended December 31,
                                                              1999             1998
                                                         --------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
        Net investment (loss)                             $   (291,739)   $   (155,474)
        Net realized gain on investments                     1,046,382       1,859,470
        Change in unrealized appreciation of investments     7,898,921      10,277,549
                                                          -------------   -------------
Net increase in net assets from operations                   8,653,564      11,981,545
                                                          -------------   -------------

DIVIDENDS TO SHAREHOLDERS (Note A):
        Dividends from net investment income                         0               0
        Dividends from net realized gain on investments     (1,019,664)     (1,859,470)
                                                          -------------   -------------
Net decrease in net assets from dividends to shareholders   (1,019,664)     (1,859,470)

INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
TRANSACTIONS (Note C)                                        6,537,042       1,256,957
                                                          -------------   -------------
Total increase in net assets                                14,170,942      11,379,032

NET ASSETS:
        Beginning of year                                   48,831,574      37,452,542
                                                          -------------   -------------
        End of year                                       $ 63,002,516    $ 48,831,574
                                                          =============   =============
See notes to financial statements.

PC&J PERFORMANCE FUND

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1999

A.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PC&J Performance Fund (the “Fund”) commenced operations on December 23, 1983, as a “no-load, open-end, diversified” investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940. The investment objective of the Fund is long-term growth of capital through investment in common stocks. Current income is of secondary importance.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(1)	Security Valuations - Investments in securities traded on a national securities exchange are valued at the last sale price as of the close of New York trading on the day the securities are being valued; securities traded on the over-the-counter market are valued at either the mean between the bid and ask prices or the last sale price as one or the other may be quoted by the NASDAQ System as of the close of New York trading on the day the securities are being valued; securities and other assets for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Fund.

(2)	Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and net realized gains on security transactions. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

(3)	Other - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales are determined using the specific lot method. Dividends to shareholders from net investment income and net realized capital gains are declared and paid annually. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Net investment losses, for tax purposes, are reclassified to paid in capital.

B.	INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the “Advisor”), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one percent of the daily net assets of the Fund. Investment advisory fees were $560,016 for the year ended December 31, 1999.

The Fund has a management agreement with PC&J Service Corp., (the "Service Corp."), which is wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $280,009 for the year ended December 31, 1999.

PC&J PERFORMANCE FUND

NOTES TO FINANCIAL STATEMENTS - (Concluded)
FOR THE YEAR ENDED DECEMBER 31, 1999

B.	INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT (Continued)

The Fund’s shareholders have adopted a Distribution Expense Plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the investment advisory agreement and management agreement described above which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Plan.
Certain officers and trustees of the Fund are officers and directors, or both, of the Advisor and of Service Corp.

C.	CAPITAL SHARE TRANSACTIONS

                                     For the Year Ending             For the Year Ending
                                      December 31, 1999               December 31, 1998
                               ---------------------------------------------------------
Shares sold                        242,347    $  8,992,472       128,041    $ 3,730,700
Shares issued in reinvestment
  of dividends                      25,876       1,019,664        54,320      1,859,470
                               ------------   -------------   -----------   ------------
                                   268,223      10,012,136       182,361      5,590,170
Shares redeemed                    (95,889)     (3,475,094)     (142,386)    (4,333,213)
                               ------------   -------------   -----------   ------------
Net increase                       172,334    $  6,537,042        39,975    $ 1,256,957
                               ============   =============   ===========   ============
D.	INVESTMENT TRANSACTIONS

Securities purchased and sold (excluding short-term obligations and long-term U.S. Government securities) for the year ended December 31, 1999, aggregated $17,946,548 and $12,509,227, respectively.

At December 31, 1999 gross unrealized appreciation on investments was $33,868,544 and gross unrealized depreciation on investments was $718,589 for a net unrealized appreciation of $33,149,955 for financial reporting and federal income tax purposes.

PC&J PERFORMANCE FUND

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of               For The Years Ended December 31,
Capital Stock Outstanding
Throughout the Year                    1999      1998       1997       1996      1995
                                   ----------------------------------------------------
Net asset value-beginning of year    $34.23     $27.01     $21.11     $19.18    $17.68
                                   --------- ---------- ---------- ---------- ---------
Income from investment operations:
    Net investment income (loss)      (0.18)     (0.11)     (0.03)      0.06      0.03
    Net realized and unrealized
      gain on securities               6.01       8.69       7.54       3.73      3.99
                                   --------- ---------- ---------- ---------- ---------
Total from investment operations       5.83       8.58       7.51       3.79      4.02
                                   --------- ---------- ---------- ---------- ---------
Less dividends:
    From net investment income        (0.00)     (0.00)     (0.00)     (0.06)    (0.03)
    From net realized gain
      on investments                  (0.65)     (1.36)     (1.61)     (1.80)    (2.49)
                                   --------- ---------- ---------- ---------- ---------
Total dividends                       (0.65)     (1.36)     (1.61)     (1.86)    (2.52)
                                   --------- ---------- ---------- ---------- ---------
Net asset value-end of year          $39.41     $34.23     $27.01     $21.11    $19.18
                                   ========= ========== ========== ========== =========

Total return                          17.03%     31.77%     35.58%     19.80%    22.74%

Ratios to average net assets
    Expenses                          1.50%      1.50%      1.50%       1.50%     1.50%
    Net investment income            (0.52%)    (0.38%)    (0.12%)      0.30%     0.13%

Portfolio turnover rate              23.72%     25.60%     22.44%      64.31%    76.71%

Net assets at end of year (000's)   $63,003    $48,832    $37,453     $28,638   $23,949
See notes to financial statements.

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders,
PC&J Performance Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PC&J Performance Fund (the “Fund”) as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the PC&J Performance Fund at December 31, 1999, the results of its operations, the changes in its net assets and financial highlights for the respective stated years in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

January 21, 2000
Dayton, Ohio